EXHIBIT 10.56

CONFIDENTIAL TREATMENT REQUEST

* Certain confidential information contained in this document, marked by brackets and denoted with an asterisk has been omitted and filed separately with the Securities and Exchange

Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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October 28, 2003

Mead Johnson & Company

2400 West Lloyd Expressway

Evansville, Indiana 47721-0001

Attention:    Randall K. Alsman

  President, U.S. and Global Business Support

Re:	Amendment to Strategic Partnership Agreement between Mead Johnson & Company (“MJC”) and HealtheTech, Inc. (“HET”) dated as of August 8, 2002, as amended by that certain letter agreement dated September 24, 2002 and that certain letter agreement dated December 31, 2002 (collectively, the “Agreement”).

Dear Mr. Alsman:

All capitalized terms used and not defined in this letter shall have the meanings assigned to them in the Agreement. MJC and HET agree as follows:

1.	Section 1.3 of the Agreement is hereby amended to add the following to the end of that Section:

“Notwithstanding the foregoing or any other term of this Agreement, each “Exclusive Market” shall become a “Nonexclusive Market” effective December 31, 2003.”

Section 1.4 of the Agreement is hereby amended to add the following to the end of that Section:

“Notwithstanding the foregoing or any other term in this Agreement, each “Excluded Market,” with the exception of HealthSouth facilities (owned, managed, operated or branded as such), shall be a “Nonexclusive Market.”

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2.	Section 1.8 of the Agreement is hereby deleted and replaced in its entirety with the following:

“Nonexclusive Market” means those markets other than markets listed as Exclusive or Excluded in Exhibit C in which MJC shall have the right to sell the HET MedGem® indirect calorimeter, the BodyGem® metabolic measurement device and their associated disposable Single-Use Breathing Inserts (disposable mouthpieces or facemasks) on a nonexclusive basis.”

3.	Section 1.9 of the Agreement is hereby deleted and replaced in its entirety with the following:

“Monitored Per-Measurement Fee Model” shall mean the anticipated MedGem and/or BodyGem version where each metabolic measurement shall be subject to a payment per measurement and a Disposable Breathing Insert is supplied without additional charge with that measurement payment.”

4.	Sections 1.11, 3.1(b) and 10.2(f) of the Agreement and Exhibit B are hereby deleted in their entirety and all references to Purchase Commitments, (including, without limitation, Take-or-Pay Purchase Commitments and Target Purchase Commitments) in the Agreement are hereby deemed null and void. Notwithstanding anything to the contrary contained herein or in the Agreement, MJC shall have no obligation to purchase any products offered by HET, whether included in the definition of “Products” or otherwise, from and after the date hereof, and the fact of such purchase shall not create any liability of MJC whether under the Take-or-Pay Purchase Commitment or the Target Purchase Commitment provisions of the Agreement.

Section 3.1(a) of the Agreement and Exhibit F are hereby deleted in their entirety, effective December 31, 2003, and Section 3.1(a) is as of that date replaced by the following:

“MJC shall be authorized to continue to stock inventory and fill orders of Products to customers in the Nonexclusive Markets until the end of the Term as part of its rights under this Agreement, subject to the obligation of MJC to return to HET remaining uncommitted inventory for repurchase by HET at MJC’s cost pursuant to Section 10.5(d).”

HealtheTech, Inc. 523 Park Point Drive, 3rd Floor Golden, CO 80401 303.526.5085 303.526.5186 Fax

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5.	Section 1.12 of the Agreement is hereby deleted and replaced in its entirety with the following:

“Single Use Breathing Insert” means the “disposable” facemask or mouthpiece that an individual breathes into during a MedGem or BodyGem metabolic measurement or that is supplied as part of the “Monitored Per-Measurement Fee Model.” This Insert is designed for one-time use and it is acknowledged by MJC that each Single Use Breathing Insert is intended to be discarded at the end of a successful measurement.

6.	Section 1.13 of the Agreement is hereby amended to add “BalanceLog Pro” to the definition of “Software Products”

7.	Section 8.1 of the Agreement is hereby amended to add the following at the end of the second sentence “and BodyGem devices”.

8.	“Section 1. Products” under Exhibit A is hereby amended to include the following:

“BodyGem® Weight Management Kit

Mead Johnson MedGem Starter Kit: Includes the MedGem Kit, 40 disposable mouthpieces, 40 nose clips, 5 copies of BalanceLog Software for Palm & Windows, one 12-month BalanceLog Pro Account License, and one MedGem Analyzer Software Kit.

Weight Management Starter Kit: Includes the MedGem Kit, 40 disposable mouthpieces, 40 nose clips, 20 copies of BalanceLog Software for Palm & Windows and one 12-month BalanceLog Pro Account license

Inpatient Starter Kit: Includes the MedGem Kit, 60 disposable mouthpieces, 60 nose clips, 20 MedGem disposable masks and one MedGem Analyzer Software Kit

Weight Management Replenishment Kit: Includes 40 disposable mouthpieces, 40 nose clips, 20 copies of BalanceLog Software for Palm and Windows”

9.	“Section 2. Software Products” under Exhibit A is hereby amended to include the following: “BalanceLog® Pro Account 12-month license”

HealtheTech, Inc. 523 Park Point Drive, 3rd Floor Golden, CO 80401 303.526.5085 303.526.5186 Fax

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10.	Section (a) under Exhibit E is hereby amended to replace, in each instance, the word “MedGem” with “MedGem or BodyGem” and add the following:

BodyGem Weight Management Kit	$	[	*]
Mead Johnson MedGem Starter Kit	$	[	*]
Weight Management Smarter Kit	$	[	*]
Inpatient Starter Kit	$	[	*]
Weight Management Replenishment Kit	$	[	*]

11.	Section (b) under Exhibit E is hereby deleted and replaced in its entirety with the following:

“Single Use Breathing Inserts for MedGem and BodyGem:

$[*] each until the end of the Term. Disposable Masks are available in size small, medium and large. Each box contains one size.”

12.	Section (c) under Exhibit E is hereby deleted and replaced in its entirety with the following:

“Software:

BalanceLog® Software for Palm OS	$ [*] each
BalanceLog® Software for Palm & Windows	$ [*] each
BalanceLog® Pro Software
12-month license (single site/single user)	$ [*] each
12 month license (each additional user)	$ [*] each
12-month renewal	$ [*] each
GlucoPilot® Software for Palm OS	$ [*] each
MedGem® Analyzer Software Kit	$ [*] each”

13.	Exhibit F is hereby amended in its entirety to replace, in each instance, the word “MedGem” with “MedGem or BodyGem”.

Exhibit D is hereby amended by adding the following to the end of the list of trademarks: “BodyGem.”

*	Portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HealtheTech, Inc. 523 Park Point Drive, 3rd Floor Golden, CO 80401 303.526.5085 303.526.5186 Fax

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14.	With the exception of paragraphs (v) and (vi) which shall remain in full force and effect, Exhibit G is hereby amended to replace, in each instance, the word “MedGem” with “MedGem or BodyGem”.

15.	Except in the case of those changes for which a different effective date is expressly stated herein, all changes described in this letter agreement shall be effective as of the date of this letter agreement.

16.	Section 11 of the Agreement is amended to read as follows:

“LIMITATION OF LIABILITY. EXCEPT AS PROVIDED UNDER 8.6, HET’S AND MJC’S LIABILITY TO EACH OTHER ARISING FROM THIS AGREEMENT OR ARISING FROM THE PRODUCTS AND OTHER ITEMS FURNISHED UNDER THE AGREEMENT, WHETHER THOSE LIABILITIES ARISE IN CONTRACT, TORT, STATUTE OR SOME OTHER BASIS OF LIABILITY, IS LIMITED TO THE AMOUNT PAID TO HET IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. IN THE EVENT THAT MJC BRINGS SUCH A CLAIM AND ESTABLISHES LIABILITY AGAINST HET, IT IS EXPRESSLY UNDERSTOOD THAT MJC CAN RECOVER FROM HET DAMAGES UP TO AN AMOUNT EQUAL TO THAT WHICH MJC HAS PAID TO HET UNDER THE AGREEMENT. IN NO EVENT WILL HET OR MJC BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR THE USE OF, INABILITY TO USE, OR RESULTS OF USE OF ANY PRODUCTS. THIS SECTION SHALL NOT APPLY TO LIABLITY FOR INDEMNIFICATION UNDER SECTION 8 OF THIS AGREEMENT.”

Except as specifically set forth in this letter agreement and in a second letter agreement of even date herewith (“Release Agreement”), nothing herein affects in any way the rights, benefits, privileges, duties, obligations and liabilities of the Parties under the Agreement (as amended by this letter agreement and the Release Agreement), all of which survive in their entirety and remain in full force and effect in accordance with their terms.

HealtheTech, Inc. 523 Park Point Drive, 3rd Floor Golden, CO 80401 303.526.5085 303.526.5186 Fax

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Please indicate your agreement to the terms of this letter by executing where indicated below and returning a copy to us.

Very truly yours,

/s/ DeWayne R. Youngberg

DeWayne R. Youngberg
Vice President and General Counsel

ACCEPTED AND AGREED:

MEAD JOHNSON & COMPANY

/s/ Randall K. Alsman

Randall K. Alsman
President, U.S. and Global Business Support

HealtheTech, Inc. 523 Park Point Drive, 3rd Floor Golden, CO 80401 303.526.5085 303.526.5186 Fax